
YUKON
ALASKA
BRITISH
COLUMBIA
PROPERTY
Stewart
Fort
St.John
Dawson
Creek
ALBERTA
Terrace
Smithers
Prince
Rupert
Kitimat
Prince
George
QUEEN
CHARLOTTE
ISLANDS
Williams
Lake
PACIFIC
OCEAN
Revelstoke
Kamloops
Kelowna
VANCOUVER
ISLAND
VANCOUVER
Hope
Princeton
VICTORIA
UNITED STATES
N
Kilometres
0 50

STERLING GROUP VENTURES, INC.

BELL 1 - 4 MINERAL CLAIMS

Omineca Mining Division, British Columbia

LOCATION MAP

DATE: May, 2002	SCALE: As Shown	FIGURE NO. 1